ACCOUNTS PAYABLE AND ACCRUED LIABILITIES (Details) - USD ($) $ in Thousands	Mar. 31, 2025	Mar. 31, 2024
Accounts Payable And Accrued Liabilities
Accounts payable	$ 427	$ 482
Accrued other professional fees	262	157
Accrued accounting and auditing fees	155	189
Accrued bonuses and other payroll-related expenses	89	525
Accrued CRO	80	1,137
Accrued legal fees	60	194
Accrued clinical and R&D services	14	109
Other	13	43
Total accounts payable and accrued liabilities	$ 1,100	$ 2,836